Exhibit 10.1

Execution Version

AMENDMENT NO. 3

This AMENDMENT NO. 3, dated as of February 27, 2009 (this “Amendment”), among WORLDSPACE, INC., a Delaware corporation, as a debtor and a debtor in possession, (“WorldSpace”), AFRISPACE, INC., a Maryland corporation, as a debtor and a debtor in possession (“AfriSpace”), WORLDSPACE SYSTEMS CORPORATION, a Delaware corporation, as a debtor and a debtor in possession (“Systems,” and together with WorldSpace and AfriSpace, the “Borrowers”), CITADEL ENERGY HOLDINGS LLC, a Cayman Islands limited liability company (“Citadel”), HIGHBRIDGE INTERNATIONAL LLC, a Cayman Islands limited liability company (“Highbridge”), OZ MASTER FUND, LTD., a Cayman Islands limited liability company (“OZ”), and SILVER OAK CAPITAL LLC, a Delaware limited liability company (“Silver Oak”), amends that certain SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT dated as of November 5, 2008 (as previously amended by Amendment No. 1 dated as of January 6, 2009, Bridge Amendment to Debtor In Possession Credit Agreement dated as of January 29, 2009, and Amendment No. 2 dated as of February 6, 2009, and as may be amended, modified, supplemented or restated and in effect from time to time, the “DIP Credit Agreement”), among the Borrowers and Citadel, Highbridge, OZ and Silver Oak (collectively, the “Lenders” and individually, a “Lender”).

WITNESSETH

WHEREAS, the Borrowers have requested that the Lenders agree to amend certain of the terms and provisions of the DIP Credit Agreement, as specifically set forth in this Amendment;

WHEREAS, the Lenders have agreed to modify certain provisions of the DIP Credit Agreement in accordance with the terms hereof;

NOW THEREFORE, in consideration of the mutual agreements contained in the DIP Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENTS

§1. Defined Terms. Terms not otherwise defined herein which are defined in the DIP Credit Agreement shall have the same respective meanings herein as therein.

§2. Amendments to the DIP Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, the DIP Credit Agreement is hereby amended as follows:

(a) Amendment to Section 1.01 (Defined Terms). Section 1.01 of the DIP Credit Agreement is hereby amended by inserting the following in the definition of “Budget” before the period at the end of the definition: “, as further amended by the Budget attached as Exhibit A to that certain Amendment No. 3 to the Credit Agreement, dated as of February 27, 2009”.

(b) Amendment to Section 1.01 (Defined Terms). Section 1.01 of the DIP Credit Agreement is hereby amended by deleting the definition of “Maturity Date” contained therein and substituting in lieu thereof the following new definition:

“Maturity Date. That date which is the earliest of (a) March 6, 2009, (b) the effective date of the Borrowers’ Reorganization Plan that has been confirmed by an order of the

Bankruptcy Court; and (c) the date on which the Borrowers have consummated, pursuant to Section 363 of the Bankruptcy Code and a final order of the Bankruptcy Court, a sale or sales of all or substantially all of the Borrowers’ assets.”

(c) Amendment to Section 13.1(n). Section 13.1(n) of the DIP Credit Agreement is hereby amended by replacing the phrase “by February 27, 2009” with the phrase “by March 6, 2009”.

(d) Amendment to Budget. The Budget attached as Exhibit A to this Amendment is the amended Budget as agreed by the Borrowers and the Lenders to supplement the Budget attached to that certain Amendment No. 2 to the DIP Credit Agreement, dated as of February 6, 2009.

§3. Conditions to Effectiveness. This Amendment shall become effective upon the Lenders’ receipt (i) of a fully-executed counterpart hereof signed by the Borrowers and each Lender, and (ii) of a fully-executed counterpart of a Ratification of Guaranty, in the form of Exhibit B to this Amendment, signed by each Guarantor.

§4. Representations and Warranties. The Borrowers hereby represent and warrant to the Lenders as follows:

(a) Ratification, Etc. Except as expressly amended or waived hereby, the DIP Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The DIP Credit Agreement, together with this Amendment, shall be read and construed as a single agreement. All references in the Loan Documents to the DIP Credit Agreement or any other Loan Document shall hereafter refer to the DIP Credit Agreement or any other Loan Document as amended hereby.

(b) Authority, Etc. The execution and delivery by the Borrowers of this Amendment and the performance by the Borrowers of all of its agreements and obligations under the DIP Credit Agreement and the other Loan Documents as amended hereby are within the corporate authority of the Borrowers and have been duly authorized by all necessary corporate action on the part of the Borrowers.

(c) Enforceability of Obligations. This Amendment, the DIP Credit Agreement, as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligation of each of the Borrowers, enforceable against each of them in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(d) No Default. Other than with respect to any Default or Event of Default as to which the Debtors have informed the Lenders in writing prior to the date hereof, no Default or Event of Default has occurred and is continuing.

(e) Event of Default. By its signature below, the Borrowers agree that it shall constitute an Event of Default if any representation or warranty made herein should be false or misleading in any material respect when made.

§5. No Other Amendments. Except as expressly provided in this Amendment, all of the terms and conditions of the DIP Credit Agreement and the other Loan Documents remain in full force and effect. Nothing contained in this Amendment shall in any way prejudice, impair or affect any rights or remedies of any Lender or the Borrowers under the DIP Credit Agreement or the other Loan Documents. This Amendment shall constitute a Loan Document.

§6. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument.

§7. Expenses. Pursuant to Section 16 of the DIP Credit Agreement, all reasonable, out of pocket fees, costs and expenses incurred or sustained by the Lenders in connection with this Amendment, including the reasonable fees and disbursements of legal counsel for the Lenders in producing, reproducing and negotiating the Amendment, will be for the account of the Borrowers whether or not this Amendment is consummated.

§8. Miscellaneous. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

THE BORROWERS:

WORLDSPACE, INC., as a Debtor and Debtor in Possession

By:	/s/ SRIDHAR GANESAN
Name:	SRIDHAR GANESAN
Title:	CFO

AFRISPACE, INC., as a Debtor and Debtor in Possession

By:	/s/ SRIDHAR GANESAN
Name:	SRIDHAR GANESAN
Title:	CFO

WORLDSPACE SYSTEMS CORPORATION, as a Debtor and Debtor in Possession

By:	/s/ DONALD J. FRICKEL
Name:	DONALD J. FRICKEL
Title:	SECRETARY

THE LENDERS:

CITADEL ENERGY HOLDINGS LLC
BY: CITADEL LIMITED PARTNERSHIP, ITS MANAGER

By:	/s/ Shawn Fagan
Name:	Shawn Fagan
Title:	Authorized Signatory

HIGHBRIDGE INTERNATIONAL LLC
BY: HIGHBRIDGE CAPITAL MANAGEMENT, LLC, ITS TRADING MANAGER

By:	/s/ Adam J. Chill
Name:	Adam J. Chill
Title:	Managing Director

OZ MASTER FUND, LTD.,
OZ MANAGEMENT LP, ITS INVESTMENT MANAGER
BY: OCH-ZIFF HOLDING CORPORATION, ITS GENERAL PARTNER

By:	/s/ Joel M. Frank
Name:	Joel M. Frank
Title:	Chief Financial Officer

SILVER OAK CAPITAL LLC

By:	/s/ Fred Berger
Name:	Fred Berger
Title:	Manager

Exhibit A

Amended Budget

($ in 000s)

1 Week Budget Extension - Week Ending March 6, 2009

Actuals Through Feb 13:

Operating Expenses	$9,369
Cash Professional Fees	1,474

Total Cash Disbursements:	$10,842
Accrued Professional Fees	2,003

Total DIP Use	$12,845

Projected Feb 13 - Feb 28:

Operating Expenses	$655
Cash Professional Fees	n/a

Total Cash Disbursements:	$655
Accrued Professional Fees	150

Total DIP Use	$805

Cumulative DIP Use Through Feb 28	$13,650

Budget Extension - Week Ending Mar 6:

Operating Expenses	$638
Cash Professional Fees	n/a

Total Cash Disbursements:	$638
Accrued Professional Fees (1)	100

Total DIP Use	$738

Cumulative DIP Use / Needs Through Mar 6:	$14,388

Cash on hand:
Beginning Cash	$70
NRO	157
Raytheon	148

Total Cash on hand	$375

Total Cushion Through Mar 6:	$287

Note: All periods occuring during calendar year 2009.

(1)	Professional fees schedule through Mar 6:

	Through 2/13	2/13 - 2/28	Wk of 3/6	Total
Debtor legal counsel	$1,838	$88	$50	$1,975
Debtor financial advisors	475	25	25	525
Unsecured creditor counsel/FA	950	25	20	995
Claims agent/court costs	214	13	5	232

Advisors	$3,477	$150	$100	$3,727

Exhibit B

RATIFICATION OF GUARANTY

Each of the undersigned Guarantors, as of February 27, 2009, hereby (a) acknowledges and consents to the foregoing Amendment and the Borrowers’ execution thereof; (b) ratifies and confirms all of its obligations and liabilities under the Loan Documents to which it is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the Obligations of the Borrowers under the DIP Credit Agreement; (c) acknowledges and confirms that the liens and security interests granted pursuant to the Loan Documents are and continue to be valid and perfected first priority liens and security interests (subject only to Permitted Liens) that secure all of the Obligations on and after the date hereof; (d) acknowledges and agrees that such Guarantor does not have any claim or cause of action against any Lender (or any of its respective directors, officers, employees, attorneys or agents); and (e) acknowledges, affirms and agrees that such Guarantor does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of their respective obligations, indebtedness or liabilities to any Lender. Terms not otherwise defined herein which are defined in the DIP Credit Agreement shall have the same respective meanings herein as therein.

ASIASPACE LIMITED

By:	/s/ Donald J. Frickel
Name:	Donald J. Frickel
Title:	Attorney-in-Fact

WORLDSPACE SATELLITE COMPANY LTD.

By:	/s/ Donald J. Frickel
Name:	Donald J. Frickel
Title:	Asst. Secretary